SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 2, 2005

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                                   ATMI, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                      1-16239               06-1481060
 (State or other jurisdiction of   (Commission file number)   (I.R.S. employer
 incorporation or organization)                              identification no.)

               7 Commerce Drive
             Danbury, Connecticut                                    06810
   (Address of principal executive offices)                        (Zip code)


       Registrant's telephone number, including area code: (203) 794-1100


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                   ATMI, INC.
                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                           Page
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Item 2.02   Results of Operations and Financial Condition....................3

Item 9.01   Exhibits.........................................................3

Signature....................................................................4








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Item 2.02   Results of Operations and Financial Condition.

      On February 2, 2005, the Registrant issued a press release announcing its financial results for the fourth quarter of 2004 and for the full fiscal year of 2004 . A copy of the press release is furnished as Exhibit 99.1 to this current report and is incorporated herein by reference.

      The information in this Current Report on Form 8-K, including the exhibit, is furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into the filings of the the Company under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filings.

Item 9.01   Exhibits.

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits

            Exhibit No.    Description
            -----------    -----------

            99.1 Press Release, dated February 2, 2005, entitled "ATMI Reports Fourth Quarter and 2004 Results."







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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, ATMI, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 2, 2005

                                       ATMI, INC.


                                       By: /s/ Daniel P. Sharkey
                                          ------------------------------------
                                          Name:  Daniel P. Sharkey
                                          Title: Vice President, Treasurer and
                                                 Chief Financial Officer








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